Financial Risks	12 Months Ended
Dec. 31, 2023
Financial Risks
Financial Risks

Note 20 Financial Risks

Significant accounting judgments, estimates and assumptions - expected credit losses

Management makes allowance for expected credit losses for accounts receivable that correspond to their maturity. The estimate is based on any increased credit risk, on an individual or collective basis, considering reasonable and supportable information, including that which is forward-looking. The allowance for expected credit risk is an estimate based on maturity structure accounts receivable and specific customer knowledge. Generally, invoices are due for payment within 30-45 days.

Through its operations, the Group is exposed to a variety of financial risks: credit risk, market risk (currency risk, interest rate risk and other price risk), refinancing risk, liquidity risk and external risk. The Group’s overall risk management focuses on the unpredictability of the financial markets and it endeavors to minimize potentially unfavorable effects on the Group’s financial results.

The Group’s financial transactions and risks are managed centrally through the Group’s CFO and CEO. The overall objective for financial risks is to provide cost-efficient financing and liquidity management and to ensure that all payment commitments are managed in a timely manner.

The Board prepares written policies for both the overall risk management and for specific areas, such as credit risks, currency risks, interest rate risks, refinancing risks, liquidity risks and the use of derivative instruments and investment of surplus liquidity.

Credit Risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument, leading to a financial loss for the Group. The Group’s exposure to credit risk, except for accounts receivable as described below, is limited to deposits with banks with high credit ratings, which means the Group is of the opinion that there is no material credit risk related to deposits with bank.

Credit risk accounts receivable

The payment terms amount to 30-45 days depending on the counterparty. Of accounts receivables net, SEK 113,115 is to an individual major customer as of December 31, 2023.

Expected Credit losses

	December 31,
Accounts receivable	2023	2022
Gross accounts receivables	181,931	79,873
Provisions, expected credit losses	(1,039)	(1,170)
Net accounts receivables	180,892	78,703

Maturity structure accounts receivable
Accounts receivables, not yet due	181,931	79,873
Provisions, expected credit losses	(1,039)	(1,170)
Net book value	180,892	78,703

Provisions for expected credit losses
Opening balance, expected credit loss provisions	(1,170)	—
This year provisions	—	(1,170)
Reversed provisions	87	—
Exchange differences	44	—
Closing balance, expected credit loss provisions	(1,039)	(1,170)

The credit quality of receivables that are not past due or written down is deemed to be good. See Note 3 Revenue from Contracts with Customers for further information.

Market Risks

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. The type of market risk that impacts the Group is currency risk. The Group does not currently have any loans or holdings that expose the group to interest rate risk or other price risk.

Interest Rate Risk

Interest rate risk is the risk that would be adversely impacted by changes in interest rates resulting from increased interest costs. Calliditas exposure to interest rate risk mainly occurs through external loans and cash. Calliditas financing sources primarily consist of equity and borrowings. In the case of interest-bearing liabilities, the Group is exposed to interest rate risk. The Group does not currently have any variable interest rate and as of December 31, 2023 the carrying amount of Non-current interest-bearing liabilities are in all material respect an approximation of the present value.

Foreign Currency Risk

Foreign currency risk is the risk that the fair value or future cash flows of an exposure will fluctuate because of changes in foreign exchange rates. The primary exposure derives from the Group’s purchases in foreign currencies. This exposure is known as transaction exposure. Currency risk is also found in the translation of the assets and liabilities of foreign operations to the Parent Company’s functional currency, known as translation exposure.

Transaction Exposure

Transaction exposure from contracted payment flows in foreign currency is limited in the Group. Refer to the table below for exposure in each currency.

		Operating
Currency exposure 2023 (%)	Revenue	expenses
USD	72%	16%
EUR	28%	58%
GBP	—	6%
SEK	—	20%
Other currencies	—	0%

		Operating
Currency exposure 2022 (%)	Revenue	expenses
USD	68%	20%
EUR	32%	48%
GBP	—	4%
SEK	—	27%
Other currencies	—	1%

		Operating
Currency exposure 2021 (%)	Revenue	expenses
USD	14%	43%
EUR	86%	36%
GBP	—	3%
SEK	—	18%

As presented in the table above, the Group’s primary transaction exposure is in Euro and U.S. dollar. A 10% stronger Euro against the Swedish Krona would have a negative impact on profit after tax and equity of approximately SEK 29,332 (SEK 23,132, SEK 909). A 10% stronger U.S. dollar against the Swedish Krona would have a negative impact on profit after tax and equity of approximately pos. SEK 49 (SEK 9,624, SEK 22,402).

Translation Exposure

The Group also has translation exposure that arises on the translation of earnings and net assets of foreign subsidiaries to the Swedish Kronor. Translation against U.S. dollar amounted to SEK 85,240 and SEK 48,771 as of December 31, 2023 and 2022, respectively. A 10% stronger Swedish Krona against the U.S. dollar would have a positive impact on equity of approximately SEK 8,524 and SEK 4,877 as of December 31, 2023 and 2022, respectively. Translation against Euros amounted to SEK 391,568 and SEK 446,646 as of December 31, 2023 and 2022, respectively. A 10% stronger Swedish Krona against Euros would have a positive impact on equity of approximately SEK 39,157 and SEK 44,665 as of December 31, 2023 and 2022, respectively. Translation against Swiss franc amounted to (SEK 794,449) and (SEK 537,550) as of December 31, 2023 and 2022, respectively. A 10% stronger Swedish Krona against Swiss franc would have a negative impact on equity of approximately SEK 79,445 and SEK 53,755 as of December 31, 2023 and 2022, respectively.

The Group also has a translation exposure arising from the translation of foreign accounts payable to the Swedish Kronor. This exposure amounted to SEK 24,606 and SEK 19,377 as of December 31, 2023 and 2022, respectively, and in U.S. dollars SEK 68,391 and SEK 80,655 in Euros as of December 31, 2023 and 2022, respectively. A 10% stronger U.S. dollar against the Swedish Krona would have a negative impact on profit after tax and equity of approximately SEK 2,461 and SEK 1,938 as of December 31, 2023 and 2022, respectively. A 10% stronger Euro against the Swedish Krona would have a negative impact on profit after tax and equity of approximately SEK 6,839 and SEK 8,065 as of December 31, 2023 and 2022, respectively.

Refinancing Risk

Refinancing risk refers to the risk that cash are not available and the risk that financing cannot be secured at a reasonable cost or at all. The Group is financed with equity, external loan financing and income from operations. The main risks relate to not receiving further contributions from shareholders, external loans or in the event of continued negative cash flow from operations.

Liquidity Risk

Liquidity risk is the risk that the Group encounters difficulties in meeting its obligations associated with financial liabilities. The Board manages liquidity risks by continuously monitoring cash flow so that it can reduce liquidity risk and ensure its solvency. Given that the Parent Company currently does not have its own earning ability, the Board carries out long-term work with owners and independent investors to ensure that liquidity is available to the Parent Company when a need arises.

The Group’s contractual and undiscounted interest payments and repayments of financial liabilities are presented in the table below. Amounts in foreign currency were translated to SEK at the closing balance rate. Financial instruments with variable interest rates were measured at the rate on the closing balance. Liabilities were included in the earliest period when repayment is required. For future lease payments see Note 8 Leases.

	December 31, 2023
Maturity analysis	<6 months	6-12 months	2-5 years
Contingent consideration	—	—	56,561
Non-current interest-bearing liabilities	—	—	939,508
Non-current lease liabilities	—	—	27,088
Other non-current liabilities	—	—	16,381
Accounts payable	100,564	—	—
Other current liabilities	11,649	8,138	—
Accrued expenses	255,200	25,427	—

	December 31, 2022
Maturity analysis	<6 months	6-12 months	2-5 years
Contingent consideration	—	—	75,880
Non-current interest-bearing liabilities	—	—	713,030
Non-current lease liabilities	—	—	15,792
Other non-current liabilities	—	—	4,350
Accounts payable	160,404	—	—
Other current liabilities	13,288	9,409	—
Accrued expenses	121,865	14,581	—

	December 31,
Non-current interest-bearing liabilities	2023	2022
Opening balance	713,030	189,164
New borrowings, net	962,889	491,745
Repayment of borrowings	(724,479)	—
Transaction costs paid	(26,625)	(1,260)
Interest expense	41,148	4,874
Exchange difference on translation	(26,455)	28,507
Closing balance	939,508	713,030

During 2023, Calliditas had signed and fully drawn a term loan of EUR 92 million with funds managed by Athyrium Capital Management, LP. The fair value of the loan at the end of the period amounts to SEK 966,1 million. The net book value of the loan at the end of the period, adjusted for transaction costs and accrued interest expense, is 939,5 million. The interest rate on the loan is 9 % per annum with a maturity to December 2027, which is recognized in Financial expenses. The credit agreement contains quarterly financial covenants specifying minimum cash liquidity and minimum product revenue. The credit agreement contains customary affirmative and negative covenants for a senior secured loan. Failure to maintain compliance with the covenants would result in an event of default under the Athyrium Credit Agreement, which could result in enforcement action, including acceleration of amounts due under the Athyrium Credit Agreement.